Exhibit 99.1

OpenText to Divest Application Modernization and Connectivity (AMC) Business to Rocket Software for $2.275B

OpenText to Focus on Cloud and AI Opportunity Within Information Management

Waterloo, ON, November 28, 2023 - Open Text Corporation (NASDAQ: OTEX), (TSX: OTEX), today announced that it has reached a definitive agreement to divest its AMC business to Rocket Software, Inc., a Bain Capital portfolio company (“Rocket Software”), for US$2.275 billion in cash. OpenText’s AMC business provides market leading mainframe modernization and connectivity software to more than 10,000 customers enabling them to run mission-critical business applications in hybrid cloud environments. Benefits of the transaction include:

•Reinforces and expands OpenText’s focus on Cloud and AI
•Results in more predictable growth
•Increases focus on cloud growth opportunities
•Accelerates de-leverage plan, expect to be under 3x Consolidated Net Leverage Ratio(1) within 90 days of closing
•Returns OpenText to capital flexibility, including potential future share buybacks

“The growth prospects for Information Management have never been better. We are divesting our mainframe business so we can singularly focus on the powerful Cloud and AI opportunities within Information Management. This divestiture will better position us to move with more speed in higher organic growth areas such as Cloud capabilities and AI, strengthens our balance sheet to achieve our deleveraging targets ahead of schedule and returns the company to capital flexibility.  This divestiture supports our focus on creating value for our shareholders."
                             Mark J. Barrenechea, OpenText CEO & CTO

About the Transaction:
•$2.275B all-cash purchase price before taxes and fees
•Sale price of 4.6x AMC’s F’23 revenue of approximately $500M(2)
•Sale price of 8.3x AMC’s F’23 Adjusted EBITDA of approximately $275M(2)
•Net proceeds to reduce debt, to be applied to the Acquisition Term Loan and Term Loan B
•Expect to close in OpenText’s fourth fiscal quarter ending June 30, 2024, subject to regulatory approvals and customary closing conditions

The combination of AMC and Rocket Software’s highly complementary product portfolios will create one of the world’s largest IT and mainframe modernization and connectivity software companies. Under the terms of the agreement, the software, associated services, and approximately 750 employees of AMC will be integrated into Rocket Software.

Until closing, OpenText and Rocket Software will continue to constructively collaborate to protect customer investments and expand offerings for joint customers.

Goldman Sachs & Co. LLC is serving as sole financial advisor to OpenText and Cleary Gottlieb Steen & Hamilton LLP is acting as legal advisor to OpenText.

Conference Call Information
The public is invited to listen to the OpenText conference call today at 5:00 p.m. ET (2:00 p.m. PT). For instant access to the conference call use: Call Me Link. Alternatively, dial one of the following numbers to join the queue to speak with an operator: 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/investor-events-and-presentations.

A replay of the call will be available beginning November 28, 2023 at 6:30 p.m. ET through 11:59 p.m. on December 12, 2023 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 0572 followed by the number sign.

More information can be found in our presentation at https://investors.opentext.com.

About OpenText
OpenText, The Information Company™, enables organizations to gain insight through market leading information management solutions, powered by OpenText Cloud Editions. For more information about OpenText (NASDAQ: OTEX, TSX: OTEX) visit opentext.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about Open Text Corporation (“OpenText” or “the Company”) regarding the market size of its business and benefits to customers thereof; details of the transaction including timing thereof; the benefits of the transaction, including reinforcing and expanding OpenText’s focus on Cloud and AI, resulting predictable growth, increasing focus on Cloud growth opportunities, strengthening of balance sheet, accelerated deleverage plan and increased future capital flexibility, including potential future share buybacks; growth prospects of Information Management; cloud and ARR growth; creating value for shareholders; use of proceeds from the transaction; the complementary nature of the businesses; intention to collaborate to protect customer investments and expand offerings; projected financial information and other matters, which may contain words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “may”, “could”, “would”, “might”, “will” and variations of these words or similar expressions are intended to identify forward-looking statements or information under applicable securities laws (forward-looking statements). In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Future share buybacks are also subject to the final determination and discretion of the Board of Directors, as well as regulatory approvals. Forward-looking statements involve known and unknown risks and uncertainties such as those relating to: receipt of regulatory approvals and achievement of customary closing conditions for the transaction; all statements regarding the expected future financial position, results of operations, cash flows, dividends, future share buybacks, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, including any anticipated synergy benefits; our ability to successfully divest the business and complete the transaction, including incurring unanticipated costs, delays or difficulties; and our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. We rely on a combination of copyright, patent, trademark and trade secret laws, non-disclosure agreements and other contractual provisions to establish and maintain our proprietary rights, which are important to our success. From time to time, we may also enforce our intellectual property rights through litigation in line with our strategic and business objectives. The actual results that OpenText achieves may differ materially from any forward-looking statements. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Further, readers should note that we may announce information using our website, press releases, securities law filings, public conference calls, webcasts and the social media channels identified on the Investors section of our website (https://investors.opentext.com). Such social media channels may include the Company's or our CEO's blog, X, formerly known as Twitter, account or LinkedIn account. The information posted through such channels may be material. Accordingly, readers should monitor such channels in addition to our other forms of communication.

Non-GAAP Financial Measures
This press release includes certain non-GAAP measures. Please refer to the Company's "Reconciliation of selected GAAP-based measures to Non-GAAP-based measures" included within the Company's current and historical filings on Forms 10-K, 10-Q and 8-K for more information on the use of non-GAAP measures by the Company.

Note: All dollar amounts in this press release are in US dollars unless otherwise indicated.
(1)Consolidated Net Leverage Ratio (proforma) is calculated using bank covenant methodology.
(2)Amounts represent estimated AMC’s unaudited historical pro forma revenues and adjusted EBITDA for OpenText’s Fiscal 2023 period ended June 30, 2023. For the period of July 1, 2022 to January 31, 2023 the unaudited historical pro forma results are presented under International Financial Reporting Standards (IFRS) and the results for the period of February 1, 2023 to June 30, 2023 are presented in accordance with United States generally accepted accounting principles (U.S. GAAP). The estimated unaudited historical pro forma revenues and adjusted EBITDA amounts do not include adjustments to convert IFRS results from the period of July 1, 2022 to January 31, 2023 to U.S. GAAP.

For more information, please contact:
Harry E. Blount
Senior Vice President, Global Head of Investor Relations
Open Text Corporation
415-963-0825
investors@opentext.com

Copyright ©2023 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information visit: http://www.opentext.com/who-we-are/copyright-information.
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